Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO TERM LOAN AGREEMENT AND LIMITED WAIVER

This THIRD AMENDMENT to TERM LOAN AGREEMENT AND LIMITED WAIVER, dated as of March 31, 2017 (this “Third Amendment”), by and among Numerex Corp., a Pennsylvania corporation (the “Lead Borrower”), the other Persons party hereto designated as “Borrowers” (each a “Borrower” and, together with the Lead Borrower, the “Borrowers”), the other Persons party hereto designated as “Guarantors” (the “Guarantors”, and, together with the Borrowers, the “Credit Parties”), Crystal Financial LLC, a Delaware limited liability company, as administrative agent and collateral agent (in such capacities, the “Term Agent”) for the financial institutions from time to time party to the Term Loan Agreement (collectively, the “Term Lenders” and individually each a “Term Lender”) and for itself and the other Secured Parties.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the Term Agent and the Term Lenders are party to that certain Term Loan Agreement dated as of March 9, 2016, as amended by the First Amendment to Term Loan Agreement dated as of July 29, 2016, as further amended by the Second Amendment to Term Loan Agreement dated as of November 3, 2016 (as further amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Term Loan Agreement”), pursuant to which the Term Lenders agreed, subject to the terms and conditions contained therein, to extend credit to the Borrowers;

WHEREAS, the Credit Parties have requested that the Term Agent and the Term Lenders effect certain amendments to the Term Loan Agreement as more specifically set forth herein, and the Term Agent and the Term Lenders are willing to effect such amendments to the Term Loan Agreement on the terms and conditions hereinafter set forth;

WHEREAS, certain Events of Default (the “Specified Events of Default”) have occurred and are continuing under:

(i) Section 6.1(c) of the Term Loan Agreement as a result of the Credit Parties’ failure to comply with Sections 5.23(a), 5.23(b), 5.23(c) and 5.23(d) of the Term Loan Agreement for the period ended December 31, 2016;

(ii) Section 6.1(c) of the Term Loan Agreement as a result of the Credit Parties’ failure to notify the Term Agent, as required under Section 5.3 of the Term Loan Agreement, of the dissolution of a non-Credit Party Subsidiary of the Lead Borrower;

(iii) Section 6.1(d) of the Term Loan Agreement as a result of the Credit Parties’ failure to notify the Term Agent, as required under Section 4.3(c) of the Term Loan Agreement, of the letter, dated as of April 27, 2016, received by the Lead Borrower from a Governmental Authority;

(iv) Section 6.1(d) of the Term Loan Agreement as a result of the Credit Parties’ failure to notify the Term Agent, as required under Section 4.3(d) of the Term Loan Agreement, regarding the commencement of certain litigation in which the amount of damages claimed exceeds $250,000 and regarding material developments in certain other litigation affecting the Credit Parties;

(v) Section 6.1(b) of the Term Loan Agreement as a result of the inaccuracy of the Credit Parties’ representations in Section 3.19 of the Term Loan Agreement due to the Credit Parties’ omission of outstanding options in Schedule 3.19 to the Term Loan Agreement;

(vi) Section 6.1(b) of the Term Loan Agreement as a result of the Credit Parties’ failure to disclose, in the Compliance Certificates delivered to the Term Agent pursuant to Section 4.2(b) of the Term Loan Agreement, changes in the information provided in Schedule 3.16 to the Term Loan Agreement;

(vii) Section 6.1(b) of the Term Loan Agreement, as a result of the inaccuracy of the Credit Parties’ representations in Loan Documents delivered after the date of the Term Loan Agreement due to the Credit Parties’ failure to update the information set forth in Schedules 3.5, 3.16, 3.19, 3.20 and 3.21 to the Term Loan Agreement;

(viii) Section 6.1(c) of the Term Loan Agreement as a result of the Credit Parties’ failure to notify the Term Agent, as required under Section 4.3(a) of the Term Loan Agreement, of the occurrence of the Events of Default described in clauses (ii), (iii), (iv), (v), (vi) and (vii) above, and this clause (viii); and

(ix) Section 6.1(b) of the Term Loan Agreement as a result of the inaccuracy of the Credit Parties’ representations in Loan Documents delivered after the date of the Term Loan Agreement due to the existence of the Events of Default described in clauses (ii), (iii), (iv), (v), (vi), (vii) and (viii) above and this clause (ix); and

WHEREAS, the Credit Parties have requested that the Term Agent and the Term Lenders agree to waive the Specified Events of Default, and the Term Agent and the Term Lenders are willing to waive the Specified Events of Default on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.	Defined Terms. Except as otherwise defined in this Third Amendment, terms defined in the Term Loan Agreement are used herein as defined therein.

2.	Amendments to Term Loan Agreement. Subject to the satisfaction of the conditions precedent specified in Section 6 below, the following amendments shall be incorporated into the Term Loan Agreement:

(a)	The following subsection (e) shall be added to Section 1.6 of the Term Loan Agreement:

“(e) June 1, 2017 Prepayment. On June 1, 2017, unless the Credit Parties have entered into Planned Refinancing Transaction Documentation in respect of a Planned Refinancing Transaction of the nature described in clause (i) of the definition of Planned Refinancing Transaction Documentation, the Borrowers shall prepay the outstanding principal balance of the Term Loans (notwithstanding the application of payments provisions set forth in Section 1.8(c)) in an amount equal to $2,000,000 funded with the proceeds of equity or Subordinated Indebtedness upon terms and conditions acceptable to the Term Agent, which prepayment shall be subject to the Prepayment Premium; provided, that such Prepayment Premium in an amount equal to $40,000 shall be fully earned and due on June 1, 2017, but not payable until the earlier of

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(i) the payment in full in cash of the Obligations, (ii) the occurrence of an Event of Default, and (iii) August 1, 2017.”

(b)	The following Section 4.21 shall be added to Article 4 of the Term Loan Agreement:

“4.21 Planned Refinancing Transaction Documentation; Investment Banker. No later than June 1, 2017 or such later date as agreed by the Term Agent in its sole discretion, the Credit Parties shall have either (i) entered into Planned Refinancing Transaction Documentation, or (ii) entered into, upon terms and conditions reasonably acceptable to the Term Agent, an engagement letter (the “Engagement Letter”) with an investment banker or other similar consultant reasonably acceptable to the Term Agent (the “Investment Banker”) to advise and assist the Credit Parties in entering into a Planned Refinancing Transaction. The Credit Parties shall retain the Investment Banker at all times until the closing of a Planned Refinancing Transaction (including the payment in full in cash of the Obligations) or as otherwise agreed by the Term Agent. Each Credit Party acknowledges and agrees that the Term Agent shall have the right to communicate directly with the Investment Banker, provided that the Lead Borrower is provided an opportunity to be present on all calls and copied on all emails and other correspondence. Subject to the preceding sentence, the Engagement Letter shall authorize and direct the Investment Banker to communicate directly with the Term Agent, participate in required weekly status calls with the Term Agent and furnish the Term Agent with such information as the Term Agent may request, in form and substance acceptable to the Term Agent. The Investment Banker shall provide the Term Agent periodic updates, and, if requested by the Term Agent, interim updates, regarding the status of its efforts, including, without limitation, the status of any sale efforts, and copies of any notices, reports and other communications delivered by the Investment Banker to the Credit Parties. The Credit Parties shall continue to retain the Investment Banker as and when required in this Section, and shall provide the Investment Banker with all information and reports necessary for the Investment Banker to perform its duties under the Engagement Letter and otherwise cooperate with the Investment Banker.

(c)	Section 4.2 of the Term Loan Agreement is hereby amended by adding the following clauses (k) and (l) thereto:

“(k) promptly upon receipt thereof, copies of any notices, reports and other communications delivered to the Credit Parties by the Investment Banker; and

(l) promptly upon receipt thereof, copies of any expressions of interest, offers and letters of intent with respect to any Planned Refinancing Transaction.”

(d)	Section 5.23(a) of the Term Loan Agreement is hereby amended by deleting the grid contained therein in its entirety and substituting the following in its stead:

Quarter	Minimum Adjusted EBITDA
March 31, 2017	$1,900,000
June 30, 2017	$2,250,000
September 30, 2017	$3,250,000
December 31, 2017, and the last day of each fiscal quarter thereafter	$6,000,000

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(e)	Section 5.23(b) of the Term Loan Agreement is hereby amended by deleting the grid contained therein in its entirety and substituting the following in its stead:

Quarter	Minimum Consolidated Fixed Charge Coverage Ratio
March 31, 2017	0.35 : 1.00
June 30, 2017	0.40 : 1.00
September 30, 2017	0.50 : 1.00
December 31, 2017, and the last day of each fiscal quarter thereafter	1.00 : 1.00

(f)	Section 5.23(c) of the Term Loan Agreement is hereby amended by deleting the grid contained therein in its entirety and substituting the following in its stead:

Quarter	Maximum Consolidated Total Net Leverage
March 31, 2017	3.00 : 1.00
June 30, 2017	2.50 : 1.00
September 30, 2017	2.00 : 1.00
December 31, 2017 and the last day of each fiscal quarter thereafter	1.50 : 1.00

(g)	Section 5.23(d) of the Term Loan Agreement is hereby amended by deleting the grid contained therein in its entirety and substituting the following in its stead:

Quarter	Churn
March 31, 2017	-7.5%
June 30, 2017 and the last day of each fiscal quarter thereafter	-2.5%

(h)	Section 6.1(c) of the Term Loan Agreement shall be amended by adding a failure to perform or observe any term, covenant or agreement contained in Section 4.21 of the Term Loan Agreement to the list of specific Defaults set forth in such section 6.1(c).

(i)	Section 10.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Adjusted EBITDA” in its entirety and substituting the following in its stead:

“Adjusted EBITDA” means, for any period, for the Lead Borrower and its Subsidiaries on a Consolidated basis, an amount equal to Consolidated Net Income for such period plus (a) without duplication, the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense for such period, (ii) the provision for federal, state, local and foreign income taxes payable by the Lead Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense for such period, (iv) non-cash equity-based

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compensation, (v) non-recurring, non-cash expenses which are deemed acceptable to the Term Agent, (vi) the fees, costs, and expenses payable by the Borrowers in connection with the closing of the transactions contemplated by the Loan Documents, (vii) fees and expenses paid in connection with field examinations and wind-down analyses in accordance with Section 4.9(c), (viii) the non-cash write-off of fixed assets during the second Fiscal Quarter of 2016 relating to the Atlanta Sublease in an amount not to exceed $377,000, (ix) the impairment charge taken during the second Fiscal Quarter of 2016 relating to the Atlanta Sublease in an amount not to exceed $889,000, (x) third party broker fees incurred during the second Fiscal Quarter of 2016 relating to the Atlanta Sublease not to exceed $460,000, (xi) severance paid during the second Fiscal Quarter of 2016 in an amount not to exceed $415,000, (xii) inventory reserves taken during second Fiscal Quarter of 2016 in an amount not to exceed $435,000, (xiii) goodwill impairment charges taken during the second Fiscal Quarter of 2016 in an amount not to exceed $7,000,000, (xiv) cash severance paid during July and August of 2016 in an amount not to exceed $253,000, (xv) cash costs and expenses paid in connection with relocating to a temporary headquarters at 400 Interstate North Parkway SE, Atlanta, Georgia in July of 2016 in an amount not to exceed $25,000; (xvi) goodwill impairment charges taken during the fourth Fiscal Quarter of 2016 in an amount not to exceed $7,833,000; (xvii) severance paid during the fourth Fiscal Quarter of 2016 in an amount not to exceed $311,598 and severance paid during the first Fiscal Quarter of 2017 in an amount not to exceed $398,821; (xviii) third party professional fees for transaction related activities in the fourth Fiscal Quarter of 2016 in an amount not to exceed $111,136 and fees related to debt refinancing and amendment in the first Fiscal Quarter of 2017 to not exceed in amount of $775,000; (xix) one-time consulting costs for Inventory MRP system not to exceed $75,000 and one-time moving expenses to a new 3PL not to exceed $20,000; and (xx) one-time costs related to turn down of network for 2G ATT in an amount not to exceed $25,000; and minus (b) the following to the extent included in calculating such Consolidated Net Income: (i) federal, state, local and foreign income tax credits of the Lead Borrower and its Subsidiaries for such period, (ii) extraordinary gains for such period and (iii) all non-cash, non-recurring items increasing Consolidated Net Income for such period. For quarterly periods prior to the closing date, “Adjusted EBITDA” shall be as follows: quarter ended December 31, 2015 - $1,963,000, quarter ended September 30, 2015 - $1,664,000 and quarter ended June 30, 2015 - $3,410,000.”

(j)	Section 10.1 of the Term Loan Agreement is hereby amended by deleting the definition of “Applicable Margin” in its entirety and substituting the following in its stead:

“Applicable Margin” means, (a) at any time prior to January 1, 2017, eight and one-half percent (8.50%) per annum, and (b) at any time on or after January 1, 2017, ten and one-half percent (10.5%).

(k)	Section 10.1 of the Term Loan Agreement is hereby amended by adding the following definition of “Planned Refinancing Transaction Documentation” to such Section in the proper alphabetical order:

“Planned Refinancing Transaction Documentation” means, (i) definitive documentation providing for a the sale of all or substantially all of the Credit Parties’ assets or the equity interests of the Lead Borrower, or a merger of the Lead Borrower with another Person, or (ii) a binding commitment letter for the refinancing of the Obligations, in each case, in form and substance acceptable to the Term Agent and subject only to completion of the definitive legal documentation, approvals required by applicable law and other customary ministerial closing conditions, that will result in the payment in full in cash of the Obligations on or before August 1, 2017 (each transaction of the nature described above, a “Planned Refinancing Transaction”).

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(l)	Exhibit 4.2(b) to the Term Loan Agreement (Form of Compliance Certificate) is hereby replaced in its entirety with Exhibit 4.2(b) attached hereto.

(m)	Schedule 3.5 (Litigation) to the Term Loan Agreement is hereby replaced in its entirety with Schedule 3.5 attached hereto.

(n)	Schedule 3.16 (Intellectual Property) to the Term Loan Agreement is hereby replaced in its entirety with Schedule 3.16 attached hereto.

(o)	Schedule 3.19 (Ventures, Subsidiaries and Affiliates; Outstanding Stock) to the Term Loan Agreement is hereby replaced in its entirety with Schedule 3.19 attached hereto.

(p)	Schedule 3.20 (Jurisdiction of Organization; Chief Executive Office) to the Term Loan Agreement is hereby replaced in its entirety with Schedule 3.20 attached hereto.

(q)	Schedule 3.21 (Locations of Inventory, Equipment and Books and Records) to the Term Loan Agreement is hereby replaced in its entirety with Schedule 3.21 attached hereto.

3.	Limited Waiver. The Credit Parties acknowledge that the Specified Events of Default have occurred and are continuing, and represent and warrant that as of the date hereof, no Defaults or Events of Default have occurred and are continuing other than the Specified Events of Default. Subject to the satisfaction of the conditions set forth in Section 6 below, and in reliance on the representations and warranties contained in Section 5 below, the Term Agent and the Term Lenders hereby waive the Specified Events of Default. The Term Agent hereby acknowledges that the Subordinated Lender (as defined below) may be considered an Affiliate of a Borrower for purposes of Section 5.6 of the Term Loan Agreement and hereby agrees that the transactions contemplated by the Subordinated Note and the Warrant to Purchase Stock (the “Warrant”) issued to the Subordinated Lender on the date hereof, which shall be exercised by way of cashless exercise, shall not be prohibited by Section 5.6 of the Term Loan Agreement. This is a limited waiver and shall not be deemed to (a) waive, release, modify or limit any Credit Party’s obligations to otherwise comply with all terms and conditions of the Term Loan Agreement and the other Loan Documents, (b) waive any other existing or future Default or Event of Default, or (c) prejudice any right or remedy that the Term Agent or any Term Lender may have presently or in the future under or in connection with the Term Loan Agreement or any other Loan Document (all of which rights and remedies are expressly reserved), except as expressly provided herein.

4.	Acknowledgment Regarding Huron Consulting Services. Each Credit Party hereby acknowledges that the Term Agent has engaged Huron Consulting Services LLC to review and assess certain financial results and projections with respect to the Credit Parties, and each Credit Party hereby agrees to pay or reimburse the Term Agent for all costs and expenses incurred by the Term Agent in connection with such engagement.

5.	Representations and Warranties. Each Credit Party hereby represents and warrants that:

(a)	After giving effect to this Third Amendment, no Default or Event of Default has occurred and is continuing;

(b)	the execution, delivery and performance of this Third Amendment by each Credit Party are all within such Credit Party’s corporate powers, will not contravene any Requirement of Law or the terms of such Credit Party’s Organization Documents, or any Material

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Contract to which such Credit Party is a party or by which such Credit Party or its property is bound, and shall not result in the creation or imposition of any lien, claim, charge or encumbrance upon any of the Collateral, except in favor of Term Agent and Term Lenders pursuant to the Term Loan Agreement and the other Loan Documents as amended hereby;

(c)	this Third Amendment and each other agreement or instrument to be executed and delivered by the Credit Parties in connection herewith have been duly authorized, executed and delivered by all necessary action on the part of such Credit Party and, if necessary, its stockholders, as the case may be, and the agreements and obligations of each Credit Party contained herein and therein constitute the legal, valid and binding obligations of such Credit Party, enforceable against it in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditor’s rights generally and by general principles of equity; and

(d)	after giving effect to this Third Amendment, and other than as disclosed on the Schedules to this Third Amendment, all representations and warranties contained in the Term Loan Agreement and each other Loan Document are true and correct in all material respects on and as of the date hereof, except (i) to the extent that such representations and warranties refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, in which case they shall be true and correct in all respects.

6.	Conditions to Effectiveness. This Third Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Term Agent (such date referred to herein as, the “Effective Date”):

(a)	the Term Agent shall have received this Third Amendment, duly executed by each of the parties hereto;

(b)	after giving effect to this Third Amendment, no Default or Event of Default shall have occurred and be continuing;

(c)	all orders, permissions, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with, and exemptions by, any Governmental Authority, or any other Person required to authorize or otherwise required in connection with the execution, delivery and performance by each Credit Party of this Third Amendment and the transactions contemplated hereby, shall have been obtained and shall be in full force and effect;

(d)	the Credit Parties shall have (i) delivered to the Term Agent, (A) evidence, in form acceptable to the Term Agent, of the closing of the transactions contemplated by the Senior Subordinated Promissory Note, dated as of the date hereof (the “Subordinated Note”), executed and delivered by the Lead Borrower to Kenneth Rainin Foundation (the “Subordinated Lender”), and (B) duly-executed copies of the Subordinated Note and all related documentation, including without limitation, the Warrant, as required by the Term Agent in its sole discretion, in each case, in form and substance acceptable to the Term Agent, and (ii) received $5,000,000 in Subordinated Indebtedness proceeds from the Subordinated Lender pursuant to the Subordinated Note, and shall have used such

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proceeds to prepay the outstanding principal balance of the Term Loans (notwithstanding the application of payments provisions set forth in Section 1.8(c) of the Term Loan Agreement), which prepayment shall be subject to the Prepayment Premium; provided, that such Prepayment Premium in an amount equal to $100,000 shall be fully earned and due on the date hereof, but not payable until the earlier of (A) the payment in full in cash of the Obligations, (B) the occurrence of an Event of Default, and (C) August 1, 2017; and

(e)	the Credit Parties shall have paid in full (i) all invoiced Credit Party expenses in connection with the preparation, execution, delivery and administration of this Third Amendment and the other instruments and documents to be delivered hereunder, (ii) the Amendment Fee First Installment (as defined below), and (iii) all unpaid interest on the Term Loans due and payable under the Term Loan Agreement as of the date hereof (including, without limitation, any additional interest resulting from the amendment to the definition of Applicable Margin set forth herein; provided, that any such additional interest shall be fully earned and due on the date hereof, but not payable until the earlier of (A) the payment in full in cash of the Obligations, (B) the occurrence of an Event of Default, and (C) April 3, 2017). The amounts to be paid by the Credit Parties set forth in this Section 6(e) shall be fully earned and due as of the date hereof, and no portion thereof when paid shall be refunded or returned to the Credit Parties under any circumstances.

7.	Amendment Fee. In consideration of the agreements contained in this Third Amendment, the Credit Parties shall pay to the Term Agent an amendment fee equal to $200,000, which shall be fully earned and due as of the date hereof, and payable as follows: (a) $100,000 on the date hereof (the “Amendment Fee First Installment”), and (b) $100,000 (the “Amendment Fee Second Installment”) on the earlier of (i) the occurrence of an Event of Default, and (ii) June 1, 2017; provided that the payment of the Amendment Fee Second Installment shall be waived if no Default or Event of Default has occurred and is continuing and a Planned Refinancing Transaction closes prior to June 1, 2017 (including the payment in full in cash of the Obligations).

8.	Effect on Loan Documents. The Term Loan Agreement and the other Loan Documents, after giving effect to this Third Amendment, shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Third Amendment shall not operate as a waiver of any right, power, or remedy of the Term Agent or any other Secured Party under the Term Loan Agreement or any other Loan Document, as in effect prior to the date hereof. Each Credit Party hereby ratifies and confirms in all respects all of its obligations under the Loan Documents to which it is a party and each Credit Party hereby ratifies and confirms in all respects any prior grant of a security interest under the Loan Documents to which it is party.

9.	Further Assurances. Each Credit Party shall execute and deliver all agreements, documents and instruments, each in form and substance satisfactory to the Term Agent, and take all actions as the Term Agent may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by the Term Agent and to fully consummate the transactions contemplated under this Third Amendment and the Term Loan Agreement, as modified hereby.

10.	Release. Each Credit Party hereby remises, releases, acquits, satisfies and forever discharges Term Agent and the Term Lenders, their agents, employees, officers, directors, predecessors,

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attorneys and all others acting on behalf of or at the direction of Term Agent or the Term Lenders, of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, or now has, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the Effective Date, against Term Agent and the Term Lenders, their agents, employees, officers, directors, attorneys and all persons acting on behalf of or at the direction of Term Agent or the Term Lenders (“Releasees”), for, upon or by reason of any matter, cause or thing whatsoever arising under, or in connection with, or otherwise related to, the Loan Documents through the Effective Date. Without limiting the generality of the foregoing, each Credit Party waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they have or may have under, or in connection with, or otherwise related to, the Loan Documents as of the Effective Date, including, but not limited to, the rights to contest any conduct of Term Agent, the Term Lenders or other Releasees on or prior to the Effective Date.

11.	No Novation; Entire Agreement. This Third Amendment evidences solely the amendment of certain specified terms and obligations of the Credit Parties under the Term Loan Agreement and is not a novation or discharge of any of the other obligations of the Credit Parties under the Term Loan Agreement. There are no other understandings, express or implied, among the Credit Parties, the Term Agent and the Term Lenders regarding the subject matter hereof or thereof.

12.	Choice of Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

13.	Counterparts; Facsimile Execution. This Third Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile (or other electronic transmission) shall be as effective as delivery of a manually executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by facsimile (or other electronic transmission) also shall deliver a manually executed counterpart of this Third Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

14.	Construction. This Third Amendment is a Loan Document. This Third Amendment and the Term Loan Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Third Amendment shall supersede and control the terms, provisions and conditions of the Term Loan Agreement.

15.	Miscellaneous. The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

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[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their duly authorized officers of the date first above written.

Numerex Corp., as the Lead Borrower and a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Chief Financial Officer

Cellemetry LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

Cellemetry Services, LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

NEXTALARM, LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

NUMEREX GOVERNMENT SERVICES LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

[Signature Page to Third Amendment to Term Loan Agreement and Limited Waiver]

NUMEREX SOLUTIONS, LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

OMNILINK SYSTEMS INC., as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Chief Financial Officer

ORBIT ONE COMMUNICATIONS, LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

TELEMETRY SERVICES CORPORATION, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Chief Financial Officer

UBLIP, INC., as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Chief Financial Officer

UPLINK SECURITY, LLC, as a Borrower

By:	/s/ Kenneth Gayron
Name:	Kenneth Gayron
Title:	Treasurer

[Signature Page to Third Amendment to Term Loan Agreement and Limited Waiver]

CRYSTAL FINANCIAL LLC, as Term Agent

By:	/s/ Christopher A. Arnold
Name:	Christopher A. Arnold
Title:	Senior Managing Director

CRYSTAL FINANCIAL SPV LLC, as Term Lender

By:	/s/ Christopher A. Arnold
Name:	Christopher A. Arnold
Title:	Senior Managing Director

[Signature Page to Third Amendment to Term Loan Agreement and Limited Waiver]

EXHIBIT 4.2(b)

FORM OF COMPLIANCE CERTIFICATE

To:	Crystal Financial LLC	Date: _____________________
Two International Place, 17th Floor
Boston, MA 02110

Re:      Term Loan Agreement dated as of March 9, 2016 (as amended, modified, supplemented or restated hereafter, the “Term Loan Agreement”) by and among (i) Numerex Corp., a Pennsylvania corporation (the “Lead Borrower”), (ii) the other Borrowers party thereto from time to time (together with the Lead Borrower, the “Borrowers”), (iii) the Guarantors party thereto from time to time, (iv) the Term Lenders party thereto from time to time party, and (v) Crystal Financial LLC, as term agent (the “Term Agent”). All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Term Loan Agreement.

The undersigned, a duly authorized and acting Responsible Officer of the Lead Borrower, hereby certifies to you as follows:

1.	No Default; Representations and Warranties.

a.	To the knowledge of the undersigned Responsible Officer, except as set forth in Appendix I, no Default or Event of Default has occurred and is continuing.

b.	If a Default or Event of Default has occurred and is continuing, the Lead Borrower and its Subsidiaries propose to take action as set forth in Appendix I with respect to such Default or Event of Default.

c.	Each of the representations and warranties set forth in the Term Loan Agreement is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein).

2.	Financial Calculations. Attached hereto as Appendix II are reasonably detailed calculations of the following, each as of the Fiscal [Month/Year] ending [_____][1]:

a.	Adjusted EBITDA;

b.	Consolidated Fixed Charge Coverage Ratio;

c.	Consolidated Total Net Leverage;

d.	Churn; and

e.	Liquidity.

1 Note: All calculations to be included regardless of whether compliance with any particular covenant is required for a given reporting period under the Term Loan Agreement.

3.	No Material Accounting Changes, Etc. The financial statements furnished to the Term Agent for the Fiscal [Month/Year] ending [_____] are complete, correct, and fairly present, in all material respects, in accordance with GAAP, the consolidated financial position and the results of operations of the Lead Borrower and its Subsidiaries on a consolidated basis at the close of, and the results of the Lead Borrower and its Subsidiaries’ operations and cash flows for, the period(s) covered, subject to, with respect to the monthly financial statements, normal year-end adjustments and the absence of footnotes. There has been no change in GAAP or the application thereof since the date of the audited financial statements furnished to the Term Agent for the year ending [_____], other than the material accounting changes as disclosed on Appendix III hereto.

4.	Intellectual Property. Except as set forth on Appendix IV hereto, there has been no change to the information provided in Schedule 3.16 to the Term Loan Agreement since the date of the most recently delivered compliance certificate.

5.	Commercial Tort Claims. Except as set forth on Appendix V hereto, there has been no change to the information provided in Schedule 1 to the Guaranty and Security Agreement since the date of the most recently delivered compliance certificate.

[Signature Page Follows]

IN WITNESS WHEREOF, I have executed this certificate as of the date first written above.

By:_______________________________
Responsible Officer of Lead Borrower

Name:_____________________________
Title:______________________________

Appendix I

Except as set forth below, no Default or Event of Default presently exists. [If a Default or Event of Default exists, the following describes the nature of the Default or Event of Default in reasonable detail and the steps being taken or contemplated by the Lead Borrower and its Subsidiaries to be taken on account thereof.]

Appendix II

A. Calculation of Adjusted EBITDA2

1.	Consolidated Net Income:	$______________
plus, without duplication, the following to the extent deducted in calculating such Consolidated Net Income:

2.	Consolidated Interest Expense:	$______________

3.	the provision for federal, state, local and foreign income taxes payable by the Lead Borrower and its Subsidiaries:	$______________

4.	depreciation and amortization expense:	$______________

5.	non-cash equity-based compensation:	$

6.	non-recurring, non-cash expenses which are deemed acceptable to the Term Agent:	$______________

7.	the fees, costs and expenses payable by the Borrowers in connection with the closing of the transactions contemplated by the Loan Documents:	$______________

8.	fees and expenses paid in connection with field examinations and wind-down analyses in accordance with Section 4.9(c) of the Term Loan Agreement:	$______________

9.	the non-cash write-off of fixed assets during the second Fiscal Quarter of 2016 relating to the Atlanta Sublease in an amount not to exceed $377,000:	$______________

10.	the impairment charge taken during the second Fiscal Quarter of 2016 relating to the Atlanta Sublease in an amount not to exceed $889,000:	$______________

11.	third party broker fees incurred during the second Fiscal Quarter of 2016 relating to the Atlanta Sublease not to exceed $460,000:	$______________

12.	severance paid during the second Fiscal Quarter of 2016 in an amount not to exceed $415,000:	$______________

13.	inventory reserves taken during second Fiscal Quarter of 2016 in an amount not to exceed $435,000:	$______________

14.	goodwill impairment charges taken during the second Fiscal

2 For quarterly periods prior to the Closing Date, “Adjusted EBITDA” shall be as follows: quarter ended December 31, 2015 - $1,963,000, quarter ended September 30, 2015 - $1,664,000 and quarter ended June 30, 2015 - $3,410,000.

	Quarter of 2016 in an amount not to exceed $7,000,000:	$______________

15.	cash severance paid during July and August of 2016 in an amount not to exceed $253,000:	$______________

16.	cash costs and expenses paid in connection with relocating to a temporary headquarters at 400 Interstate North Parkway SE, Atlanta, Georgia in July of 2016 in an amount not to exceed $25,000:	$______________

17.	goodwill impairment charges taken during the fourth Fiscal Quarter of 2016 in an amount not to exceed $7,833,000:	$______________

18.	severance paid during the fourth Fiscal Quarter of 2016 in an amount not to exceed $311,598 and severance paid during the first Fiscal Quarter of 2017 in an amount not to exceed $398,821:	$______________

19.	third party professional fees for transaction related activities in the fourth Fiscal Quarter of 2016 in an amount not to exceed $111,136 and fees related to debt refinancing and amendment in the first Fiscal Quarter of 2017 to not exceed in amount of $775,000:	$______________

20.	one-time consulting costs for Inventory MRP system not to exceed $75,000 and one-time moving expenses to a new 3PL not to exceed $20,000:	$______________

21.	one-time costs related to turn down of network for 2G ATT in an amount not to exceed $25,000:	$______________

minus the following to the extent included in calculating such Consolidated Net Income:

22.	federal, state, local and foreign income tax credits of the Lead Borrower and its Subsidiaries:	$______________

23.	extraordinary gains for such period:	$______________

24.	all non-cash, non-recurring items increasing Consolidated Net Income:	$______________

25.	the sum of lines A-2 through A-21:	$______________

26.	the sum of lines A-22 through A-24:	$______________

27.	Adjusted EBITDA (line A-1 plus line A-25 minus line A-26):	$______________

In compliance with minimum Adjusted EBITDA covenant, pursuant to Section 5.23 of the Term Loan Agreement (applicable only for calculations as of the end of a Fiscal Quarter):	[Yes/No/NA]

B. Calculation of Consolidated Fixed Charge Coverage Ratio

1.	Adjusted EBITDA (line A-27):	$______________

2.	Capital Expenditures paid in cash:	$______________
plus:

3.	the aggregate amount (but not less than $0) of federal, state, local and foreign income taxes paid in cash:	$______________

4.	Debt Service Charges paid in cash:

	a. Consolidated Interest Expense[3]:	$______________

	b. All scheduled principal payments made or required to be made on account of Indebtedness for borrowed money (including, without limitation, principal payments in accordance with Section 1.6(a)(i) of the Term Loan Agreement and obligations with respect to Capital Leases for such period (excluding, for the avoidance of doubt, all voluntary and mandatory prepayments):	$______________

	c. the sum of lines B-4-a and B-4-b:	$______________

5.	Restricted Payments paid in cash:	$______________

6.	the sum of lines B-2, B-3, B-4-c and B-5:	$______________

7.	Consolidated Fixed Charge Coverage Ratio (the ratio of line B-1 to line B-6):	[__] : [__]

In compliance with minimum Consolidated Fixed Charge Coverage Ratio covenant, pursuant to Section 5.23 of the Term Loan Agreement (applicable only for calculations as of the end of a Fiscal Quarter):	[Yes/No/NA]

3 With respect to the calculation of the amounts set forth in line B-4-a above, for each of the quarters ending on March 31, 2016, June 30, 2016, September 30, 2016 and December 30, 2016, such amounts shall be calculated by: (i) determining the actual amount thereof from the Closing Date through such date of determination, (ii) dividing such amount by the number of days that have elapsed from the Closing Date through such date of determination, and (iii) multiplying the result by 365.

C. Calculation of Consolidated Total Net Leverage

1.	Net Debt:	$______________

2.	Consolidated Total Net Leverage (the ratio of line C-1 to Adjusted EBITDA (line A-27)):	[__] : [__]

In compliance with maximum Consolidated Total Net Leverage covenant, pursuant to Section 5.23 of the Term Loan Agreement (applicable only for Calculations as of the end of a Fiscal Quarter):	[Yes/No/NA]

D. Calculation of Churn

1.	Aggregate number of subscribers at the end of the period:	[__]
minus

2.	Aggregate number of subscribers at the end of the prior period:	[__]

3.	Subscriber disconnect (line D-1 minus line D-2):	[__]

4.	Churn (line D-3 divided by line D-2):	[__]

In compliance with subscriber Churn covenant, pursuant to Section 5.23 of the Term Loan Agreement (applicable only for calculations as of the end of a Fiscal Quarter):	[Yes/No/NA]

E. Minimum Liquidity

Liquidity:	$

Minimum Liquidity:	$5,000,000

In compliance with minimum Liquidity covenant, pursuant to Section 5.23 of the Term Loan Agreement:	[Yes/No]

Appendix III

Except as set forth below, no material changes in GAAP or the application thereof have occurred since [the date of the most recently delivered financial statements to the Term Agent prior to the date of this certificate]. [If material changes in GAAP or in application thereof have occurred, the following describes the nature of the changes in reasonable detail and the effect, if any, of each such material change in GAAP or in application thereof in the calculation of the financial covenants described in the Term Loan Agreement].

Appendix IV

Except as set forth below, there has been no change to the information provided in Schedule 3.16 (Intellectual Property)_to the Term Loan Agreement since the date of the most recently delivered compliance certificate.

Appendix V

Except as set forth below, there has been no change to the information provided in Schedule 1 (Commercial Tort Claims) to the Guaranty and Security Agreement since the date of the most recently delivered compliance certificate.

SCHEDULE 3.5

LITIGATION

Actions, suits and proceedings:

In re: Liperial “Savon” Easterling v. Aretz , et al., 16 CV 1617 (Montgomery Ct, Tenn).

This action was filed on August 8, 2016 against Omnilink and multiple other defendants related to the death of Mr. Easterling, the plaintiff’s son. The claims arise from the alleged murder of Mr. Easterling by Mr. Aretz, an individual that was released on bail and ordered to wear a GPS tracking device bracelet provided by Omnilink.

The claims were tendered to Omnilink’s insurance carrier, and the insurance carrier agreed to defend Omnilink. On October 4, 2016, Omnilink filed a motion to dismiss the complaint based on lack of personal jurisdiction and failure to state a claim. On December 2, 2016, the judge continued the motion and granted plaintiff ninety days to conduct discovery to support plaintiff’s opposition of the motion.

The complaint requests that the plaintiff be awarded $20,000,000 in compensatory damages and $10,000,000 in punitive damages. Numerex believes the complaint is without merit.

Cen Com, Inc. v. Numerex Corp, et al., 16-2-31077-0 SEA (Sup. Ct WA)

Cen Com, a former supplier of alarm monitoring services for NextAlarm, brought an action claiming that NextAlarm allowed Amcest, the current provider of the services, to improperly gather information owned by Cen Com to service NextAlarm’s customers.

The complaint does not specify the amount of damages being sought by the plaintiff. Numerex believes that its potential liability in the event of an unfavorable outcome with respect to this matter is likely to be less than $250,000.

Jeff Smith v. Numerex

Jeff Smith, the former Chief Technology and Innovation Officer of Numerex, brought an action seeking reimbursement of approximately $54K in expenses that Mr. Smith claims to have incurred while at Numerex but for which no expense reports were submitted.

Marc Zionts

Numerex received a letter from an attorney representing Marc Zionts (former CEO) regarding his termination from Numerex on January 10, 2017. On March 29, 2017 Numerex was advised by Mr. Zionts’ counsel that, unless Numerex begins settlement discussions, Mr. Zionts may submit a request for arbitration in accordance with the terms of his employment agreement. At this preliminary stage, Numerex does not know whether Mr. Zionts will submit a request for arbitration or what his claims might be and cannot form a judgment as to the likelihood of an unfavorable outcome or the amount or range of potential loss, if any.

Governmental audits, reviews and investigations:

SEC

On April 27, 2016, Numerex received a document preservation notice from the Atlanta regional Office of the Securities & Exchange Commission in connection with an investigation by the staff. The SEC inquired about the departure of executive officers of Numerex, Grant Thornton’s decision not to stand for reappointment after completion of audit services for FY2015, and the material weaknesses reported in Numerex’s annual report for the year ended December 31, 2015. The chair of the audit committee responded to questions from the SEC staff and since that time, there have been no additional contact or requests for more information.

OFCCP

The Office of Federal Contract Compliance Programs (“OFCCP”) conducted a routine audit of Numerex Corp.’s affirmative action policies. Numerex Corp. provided information requested by the OFCCP. The OFCCP did not find any discriminatory practices but did find deficiencies in the hiring process, namely that Numerex failed to maintain records of the gender, race, and ethnicity of all applicants and to list all openings in the state workforce job bank. Numerex entered into a conciliation agreement under which Numerex agreed to correct such practices.

SCHEDULE 3.16

INTELLECTUAL PROPERTY

1.	Patents

Country	Application No.	Patent No	Filing Date	Issue Date	Title	Registrant
US	09/666,042	6,718,177	9/20/2000	4/6/2004	System for Communicating Messages Via a Forward Overhead Control Channel for a Programmable Logic Control Device	Numerex Corp.
US	10/038,089	6,882,843	1/2/2002	4/19/2005	Multiple Wireless Data Transport Transceiver System	Numerex Corp.
US	09/083,079	6,311,060	5/21/1998	10/30/2001	Method and System for Registering the Location of a Mobile Cellular Communications Device	Numerex Corp.
US	10/008,100	7,225,459	11/13/2001	5/29/2007	Methods and Systems for Dynamically Adjusting Video Bit Rates	Numerex Corp.
US	08/769,142	5,873,043	12/18/1996	2/16/1999	System for Communicating Messages Via a Forward Overhead Control Channel	Numerex Corp.
US	09/699,312	6,856,808	10/27/2000	2/15/2005	Interconnect System and Method for Multiple Protocol Short Message Services	Numerex Corp.
US	10/262,372	6,718,237	9/30/2002	4/6/2004	Communications Device for Conveying Geographic Location Information Over Capacity Constrained Wireless Systems	Numerex Corp.
US	09/549,761	6,738,647	4/14/2000	5/18/2004	Method and System for Expanding the Data Payload of Data Messages Transported Via a Cellular Network Control Channel	Numerex Corp.
US	09/082,694	6,311,056	5/21/1998	10/30/2001	Method and System for Expanding the Data Capacity of a Cellular Network Control Channel	Numerex Corp.
US	10/773,692	7,272,494	2/6/2004	9/18/2007	Communication Device for Conveying Geographic Location Information Over Capacity Constrained Wireless Systems	Numerex Corp.
US	10/770,326	7,151,943	2/2/2004	12/19/2006	System for Communicating Messages Via a Forward Overhead Control Channel for a Programmable Logic Control Device	Numerex Corp.
US	10/885,445	7,245,928	7/6/2004	7/17/2007	Method and System for Improved Short Message Services	Numerex Corp.
US	10/952,710	7,233,802	9/29/2004	6/19/2007	Interconnect System and Method for Multiple Protocol Short Message Services	Numerex Corp.
US	11/811,855	7,680,505	6/12/2007	3/16/2010	Telemetry Gateway	Numerex Corp.

US	12/704,290	8,060,067	2/11/2010	11/15/2011	Method and System for Efficiently Routing Messages	Numerex Corp.
US	13/247,316	8,543,146	9/28/2011	9/24/2013	Method and System for Efficiently Routing Messages	Numerex Corp.
US	13/848,804	8,903,437	3/22/2013	12/2/2014	Method and System for Efficiently Routing Messages	Numerex Corp.
US	10/959,809	7,783,508	10/6/2004	8/24/2010	Method and System for Refining Vending Operations Based on Wireless Data	Numerex Corp.
US	10/877,354	7,650,285	6/25/2004	1/19/2010	Method and System for Adjusting Digital Audio Playback Sampling Rate	Numerex Corp.
US	12/012,848	8,265,605	2/6/2008	9/11/2012	Service escrowed transportable wireless event reporting system	Numerex Corp.
US	13/568,559	8,543,097	8/7/2012	9/24/2013	Service escrowed transportable wireless event reporting system	Numerex Corp.
US	13/971,935	8,855,716	8/21/2013	10/7/2014	Service escrowed transportable wireless event reporting system	Numerex Corp.
US	12/002,215	7,880,599	12/14/2007	2/1/2011	Method and System for Remotely Monitoring the Operations of a Vehicle	Numerex Corp.
US	12/002,091	7,936,256	12/14/2007	5/3/2011	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Numerex Corp.
US	12/290,048	8,738,046	10/27/2008	5/27/2014	Intelligent Short Message Delivery System and Method	Numerex Corp.
US	12/713,916	8,041,383	2/26/2010	10/18/2011	Digital Upgrade System and Method	Numerex Corp.
US	13/234,712	8,483,748	9/16/2011	7/9/2013	Digital Upgrade System and Method	Numerex Corp.
US	13/911,554	8,868,059	6/6/2013	10/21/2014	Digital Upgrade System and Method	Numerex Corp.
US	12/640,688	8,112,285	12/17/2009	2/7/2012	Method and System for Improving Real-Time Data Communications	Numerex Corp.
US	12/985,989	8,126,764	1/6/2011	2/28/2012	Communication of Managing Vending Operations Based on Wireless Data	Numerex Corp.
US	12/860,231	8,214,247	8/20/2010	7/3/2012	Method and System for Refining Vending Operations Based on Wireless Data	Numerex Corp.
US	13/491,079	8,484,070	6/7/2012	7/9/2013	Method and System for Managing Vending Operations Based on Wireless Data	Numerex Corp.
US	12/985,975	8,269,618	1/6/2011	9/18/2012	Method and System for Remotely Monitoring the Location of a Vehicle	Numerex Corp.
US	13/040,563	8,253,549	3/4/2011	8/28/2012	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Numerex Corp.
US	13/561,313	8,547,212	7/30/2012	10/1/2013	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Numerex Corp.

US	14/043,363	9,084,197	10/1/2013	7/14/2015	Method and System for Interacting with a Vehicle over a Mobile Radiotelephone Network	Numerex Corp.
US	13/345,018	8,412,186	1/6/2012	4/2/2013	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Numerex Corp.
US	13/681,460	8,611,891	11/20/2012	12/17/2013	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Numerex Corp.
US	14/079,936	9,414,240	11/14/2013	8/9/2016	Method and system for managing subscriber identity modules on wireless networks for machine to-machine applications	Numerex Corp.
US	13/456,662	8,705,716	4/26/2012	4/22/2014	Interactive Control of Alarm Systems by Telephone Interface Using an Intermediate Gateway	Numerex Corp.
US	13/413,333	8,705,704	3/6/2012	4/22/2014	Delivery of Alarm System Event Data and Audio Over Hybrid Network	Numerex Corp.
US	13/438,941	8,798,260	4/4/2012	8/5/2014	Delivery of Alarm System Event Data and Audio	Numerex Corp.
US	14/450,787	9,462,135	8/4/2014	10/4/2016	Delivery of Alarm System Event Data and Audio	Numerex Corp.
US	14/013,637	9,153,124	8/29/2013	10/6/2015	Alarm Sensor Supporting Long-Range Wireless Communication	Numerex Corp.
US	14/039,573	9,177,464	9/27/2013	11/3/2015	Method and system for untethered two-way voice communication for an alarm system	Numerex Corp.
US	10/462,708	7,245,703	6/17/2003	7/17/2007	Alarm Signal Interceptor, Middleware Processor, and Re-Transmitter Using Caller ID	Numerex Corp.
US	10/861,790	7,440,554	6/7/2004	10/21/2008	Alarm Signal Interceptor, Middleware Processor, and Re-Transmitter	Numerex Corp.
US	11/226,857	7,593,512	9/14/2005	9/22/2009	Private VOIP network for Security System Monitoring	Numerex Corp.
US	11/348,291	7,734,020	2/6/2006	6/8/2010	Two-way Voice and Voice over IP receivers for Alarm Systems	Numerex Corp.
US	11/517,025	7,613,278	9/7/2006	11/3/2009	Alarm System Activation Platform	Numerex Corp.
US	12/018,724	8,369,487	1/23/2008	2/5/2013	Enhanced 911 notification for Internet Enabled Alarm Systems	Numerex Corp.
US	12/504,709	9,131,040	7/17/2009	9/8/2015	Alarm System for use over Satellite Broadband	Numerex Corp.
US	13/004,917	8,509,391	1/12/2011	8/13/2013	Wireless VoIP Network for Security System Monitoring	Numerex Corp.
US	13/939,460	9,094,410	7/11/2013	7/28/2015	Wireless VoIP Network for Security System Monitoring	Numerex Corp.
US	13/194,912	9,054,893	7/30/2011	6/9/2015	Alarm System IP Network with PSTN Output	Numerex Corp.

US	14/598,737	9,356,798	1/16/2015	5/31/2016	Alarm System IP Network with PSTN Output	Numerex Corp.
US	14/075,467	9,235,855	11/8/2013	1/12/2016	Delivery of Security Solutions Based on Demand	Numerex Corp.
US	14/272,709	9,510,180	5/8/2014	11/29/2016	Mobile Management Message Distribution and Active On-Network Determination	Numerex Corp.
US	14/862,701		9/23/2015		Mobile Management Message Distribution and Active On-Network Determination	Numerex Corp
US	14/185,209	9,350,871	2/20/2014	5/24/2016	Delivery of Alarm System Event Data and Audio Over Hybrid Network	Numerex Corp
US	14/332,794	9,183,730	7/16/2014	11/10/2015	Method and System for Mitigating Invasion Risk Associated with Stranger Interactions in a Security System Environment	Numerex Corp
US	14/559,190		12/3/2014		Method and System for Managing a Location Detector	Numerex Corp
US	14/525,808		10/28/2014		Method and System for Generating Geofences for Managing Offender Movement	Numerex Corp
US	14/534,746	9,582,982	11/6/2014	2/28/2017	Method and System for Energy Managed of an Offender Monitor	Numerex Corp
US	14/524,232		10/27/2014		Offender Monitor with Managed Rate of Location Reading	Numerex Corp
US	14/525,786	9,401,082	10/28/2014	7/26/2016	Offender Monitor with Orientation Based Monitoring	Numerex Corp
US	14/522,965	9,449,497	10/24/2014	9/20/2016	Method and System for Detecting Alarm System Tampering	Numerex Corp
US	11/040,636	7,323,970	1/21/2005	1/29/2008	Method and System for Remote Interaction with a Vehicle via Wireless Communication	Numerex Corp
US	14/789,085		7/1/2015		Method and System for Locating a Wireless Tracking Device	Numerex Corp
US	14/789,089	9,503,848	7/1/2015	11/22/2016	Method and System for Locating a Wireless Tracking Device Associated with a Network of Alarm Panels	Numerex Corp
US	13/081,954	9,119,013	4/7/2011	8/25/2015	Satellite Based Tracking and Data Device with Multi-Function Radio Frequency Interface	Numerex Corp
US	13/092,652		4/22/2011		Analytical Scoring Engine for Remote Device Data	Numerex Corp
US	13/209,536	8,769,111	8/15/2011	7/1/2014	IP Network Service Redirector Device and Method	Numerex Corp
US	13/435,231	8,990,915	3/30/2012	3/24/2015	Local Data Appliance for Collecting and Storing Remote Sensor Data	Numerex Corp
US	13/484,973	9,214,082	5/31/2012	12/15/2015	System and Method for Alarm System Tamper Detection and Reporting	Numerex Corp
US	13/485,030	9,325,814	5/31/2012	8/9/2016	Wireless SNMP Agent Gateway	Numerex Corp

US	13/607,955	8,761,795	9/10/2012	6/24/2014	Dynamic Reverse Geofencing	Numerex Corp
US	14/312,037		6/23/2014		Dynamic Reverse Geofencing	Numerex Corp
US	13/644,001	8,970,364	10/3/2012	3/3/2015	Method and System for Remote Coupling Security System Control	Numerex Corp
US	13/734,352	9,207,331	1/4/2013	12/8/2015	Using Statistical Analysis to Infer an Accurate GPS Location for Use in Tracking Devices	Numerex Corp
US	13/865,601	9,041,527	4/18/2013	5/26/2015	System and Method for Using Alarm System Zones for Remote or Mobile Objects	Numerex Corp
US	14/721,472		5/26/2015		System and Method for Using Alarm System Zones for Remote or Mobile Objects	Numerex Corp
US	14/538,569		11/11/2014		System and Method for Employing Base Stations to Track Mobile Devices	Numerex Corp
US	14/552,768		11/25/2014		System and Method for Interfacing 2G Applications with a 3G/4G Cellular Radio Network	Numerex Corp
US	14/794,586		7/8/2015		Depletion Mode MOSFET Power Supply	Numerex Corp
US	14/794,602		7/8/2015		System and Method for Camera Registration	Numerex Corp
US	14/830,574		8/19/2015		Motor Fault Detection System and Method	Numerex Corp
US	14/872,780		10/1/2015		Coordination of Gas Pump with Tank Level Sensors for Fraud Detection	Numerex Corp
US	14/872,997		10/1/2015		Closed Tank Fill Level Sensor	Numerex Corp
US	11/804,199	7,680,471	5/17/2007	3/16/2010	System and method for prolonging wireless data product's life	Numerex Corp
US	13/750,205	9,215,578	1/25/2013	12/15/2015	Monitoring Systems and Methods	Omnilink Systems Inc.
US	12/112,695	8,115,621	4/30/2008	2/14/2012	Device for Tracking the Movement of Individuals or Objects	Omnilink Systems Inc.
US	11/935,858	8,547,222	11/6/2007	10/1/2013	System and Method of Tracking the Movement of Individuals and Assets	Omnilink Systems Inc.
US	11/935,833	7,518,500	11/6/2007	4/14/2009	System and Method for Monitoring Alarms and Responding to the Movement of Individuals and Assets	Omnilink Systems Inc.
US	12/350,678	7,864,047	1/8/2009	1/4/2011	System and Method for Monitoring Alarms and Responding to the Movement of Individuals and Assets	Omnilink Systems Inc.
US	13/937,941	9,373,241	7/9/2013	6/21/2016	System and Method of Tracking the Movement of Individuals and Assets	Omnilink Systems Inc.

US	12/794,500	8,489,113	6/4/2010	7/16/2013	Method and System for Tracking, Monitoring and/or Changing Tracking Devices including Wireless Energy Transfer Features	Omnilink Systems Inc.
US	12/639,524	8,831,627	12/16/2009	9/9/2014	System and Method for Tracking Monitoring, Collecting, Reporting and Communicating with the Movement of Individuals	Omnilink Systems Inc.
US	29/279,448	D578,918	5/1/2007	10/21/2008	Offender Monitor	Omnilink Systems Inc.
US	08/969,146	6,154,648	11/12/1997	11/28/2000	METHODS AND APPARATUS FOR COMMUNICATING DATA VIA A CELLULAR MOBILE RADIOTELEPHONE SYSTEM	Numerex Corp.
US	09/160,512	6,108,537	9/24/1998	8/22/2000	METHOD AND SYSTEM FOR PERFORMING A PREDETERMINED OPERATION RELATED TO A PREDETERMINED CLASS OF CELLULAR SOURCES	Numerex Corp.
US	15/222,164		7/28/2016		Offender Monitor Messaging System	Numerex Corp.
US	15/158,088		5/18/2016		System and Method of Using Pick-up, Drop-off Geofence for Mobile Devices	Numerex Corp.
US	14/991,031	9,536,417	1/8/2016	1/2/2017	Method and System for Hierarchical Management of Personal Emergency Response System (PERS) Devices	Numerex Corp.
US	14/991,028		1/8/2016		Method and System for Locating a Personal Emergency Response System (PERS) Device Based on Real Estate Lockbox Interaction	Numerex Corp.
US	15/331,364		10/21/2016		Method and System for Locating a Wireless Tracking Device Associated with a Network of Alarm Panels	Numerex Corp.

2.	Trademarks

MARK	COUNTRY	SERIAL NO.	FILING DATE	REG. NO.	REG. DATE	STATUS CODE	OWNER
	United States	77894440	12/16/2009	3906542	1/18/2011	REGISTERED	Numerex Corp
	Canada	1463075	12/16/2009	TMA815774	1/19/2012	REGISTERED	Numerex Corp
	CTM	8766371	12/17/2009	8766371	6/11/2010	REGISTERED	Numerex Corp
	Mexico	1055804	12/18/2009	1146967	3/5/2010	REGISTERED	Numerex Corp
	Mexico	1055805	12/18/2009	1150111	3/24/2010	REGISTERED	Numerex Corp

	Mexico	1055806	12/18/2009	1146300	3/2/2010	REGISTERED	Numerex Corp
AVIDWIRELESS	United States	85721098	9/5/2012	4378893	8/6/2013	REGISTERED	Numerex Corp
FASTRACK	United States	78047504	2/9/2001	2858718	6/29/2004	REGISTERED	Numerex Corp
FASTRACK	Canada	1663293	2/10/2014			PENDING	Numerex Corp
FASTRACK	CTM	12579652	2/10/2014	12579652	7/2/2014	REGISTERED	Numerex Corp
FOCALPOINT	United States	78873454	5/1/2006	3545293	12/9/2008	REGISTERED	Omnilink Systems Inc.
MYSHIELD	United States	86740980	8/28/2015			PENDING	Numerex Corp
NEXTALARM	United States	86187648	2/7/2014	4784209	8/4/2015	REGISTERED	Numerex Corp
NEXTALARM	Canada	1663294	2/10/2014			PENDING	Numerex Corp
NEXTALARM	Mexico	1502622	7/3/2014			PENDING	Numerex Corp
NEXTALARM	Mexico	1502627	7/3/2014			PENDING	Numerex Corp
NEXTALARM	Mexico	1502631	7/3/2014			PENDING	Numerex Corp
NEXTALARM	Mexico	1502632	7/3/2014			PENDING	Numerex Corp
NEXTALARM	Mexico	1502635	7/3/2014			PENDING	Numerex Corp
NEXTALARM.COM	United States	78885124	5/16/2006	3249281	6/5/2007	REGISTERED	Numerex Corp
NEXTALARM.COM THE BROADBAND ALARM COMPANY	United States	78929909	7/14/2006	3244717	5/22/2007	REGISTERED	Numerex Corp
NUMEREX	United States	77710898	4/9/2009	3736251	1/12/2010	REGISTERED	Numerex Corp
NUMEREX	Canada	1349945	6/1/2007	TMA770553	6/23/2010	REGISTERED	Numerex Corp
NUMEREX	Canada	1454771	10/8/2009	TMA829144	8/6/2012	REGISTERED	Numerex Corp

NUMEREX	CTM	8605371	10/9/2009	8605371	4/5/2010	REGISTERED	Numerex Corp
NUMEREX	CTM	5820519	4/10/2007	5820519	7/30/2009	REGISTERED	Numerex Corp
NUMEREX	Mexico	859369	6/5/2007	1011675	11/16/2007	REGISTERED	Numerex Corp
NUMEREX	Mexico	859366	6/5/2007	1043373	5/30/2008	REGISTERED	Numerex Corp
NUMEREX	Mexico	859368	6/5/2007	1104992	6/11/2009	REGISTERED	Numerex Corp
NUMEREX	Mexico	859367	6/5/2007	1011674	11/16/2007	REGISTERED	Numerex Corp
NUMEREX	Mexico	1024495	6/5/2007	1024495	2/20/2008	REGISTERED	Numerex Corp
NUMEREX DNA	United States	77598236	10/22/2008	3796708	6/1/2010	REGISTERED	Numerex Corp
NUMEREX DNA	Canada	1415685	10/24/2008	TMA783445	11/25/2010	REGISTERED	Numerex Corp
NUMEREX DNA	CTM	8230054	4/21/2009	8230054	11/13/2009	REGISTERED	Numerex Corp
NUMEREX DNA	Mexico	1002255	4/21/2009	1131018	11/23/2009	REGISTERED	Numerex Corp
NUMEREX DNA	Mexico	1006231	5/14/2009	1127160	10/23/2009	REGISTERED	Numerex Corp
NUMEREX DNA	Mexico	1006232	5/14/2009	1163625	6/14/2010	REGISTERED	Numerex Corp
NUMEREX SATELLITE FLEX	United States	85385958	8/1/2011	4488845	2/25/2014	REGISTERED	Numerex Corp
NUMEREX SMART DATA DELIVERED	CTM	12704433	3/18/2014	12704433	8/13/2014	REGISTERED	Numerex Corp
OMNILINK	United States	78626004	5/9/2005	3156898	10/17/2006	REGISTERED	Omnilink Systems Inc.
SMART DATA DELIVERED	United States	86112013	11/6/2013	4680617	2/3/2015	REGISTERED	Numerex Corp
SMART DATA DELIVERED	Canada	1657958	12/27/2013			PUBLISHED	Numerex Corp
SMART DATA DELIVERED	Mexico	1446329	1/9/2014			PENDING	Numerex Corp
SMART DATA DELIVERED	Mexico	1446330	1/9/2014			PENDING	Numerex Corp
SMARTDATADELIVERED	Canada	1661235	1/27/2014			PUBLISHED	Numerex Corp
SMARTDATADELIVERED	Mexico	1451208	1/27/2014			PENDING	Numerex Corp

SMARTDATADELIVERED	Mexico	1451209	1/27/2014			PENDING	Numerex Corp
THE BROADBAND ALARM COMPANY	United States	78785181	1/4/2006	3175728	11/21/2006	REGISTERED	Numerex Corp
UPLINK	United States	78691601	8/12/2005	3279435	8/14/2007	REGISTERED	Uplink Security, LLC
UPLINK	United States	78106931	2/5/2002	4013326	8/16/2011	REGISTERED	Uplink Security, LLC
UPLINK	United States	86190829	2/11/2014	4683816	2/10/2015	REGISTERED	Uplink Security, LLC
UPLINK	Canada	1465547	1/12/2010	TMA839360	1/11/2013	REGISTERED	Uplink Security, LLC
UPLINK	CTM	5915327	5/18/2007	5915327	3/16/2010	REGISTERED	Uplink Security, LLC
UPLINK	Mexico	1501264	6/30/2014			PENDING	Uplink Security, LLC
UPLINK	Mexico	1501263	6/30/2014			PENDING	Uplink Security, LLC
UPLINK	Mexico	1501262	6/30/2014			PENDING	Uplink Security, LLC
UPLINK	Mexico	1501260	6/30/2014			PENDING	Uplink Security, LLC
NUMEREX INSITE	United States	86345978	7/23/2014			ABANDONED	Numerex Corp
ACCELAVIEW	United States	85040167	5/17/2010	3932829	3/15/2011	REGISTERED	Numerex Corp
ABBRA	United States	78567205	2/14/2005	3076222	4/4/2006	REGISTERED	Numerex Corp
MACHINES TRUST US	United States	77592395	10/14/2008	3675590	9/1/009	REGISTERED	Numerex Corp
ALL TERRAIN M2M	United States	77978685	4/2/2008	3782717	4/27/2010	REGISTERED	Numerex Corp
NUMEREX FAST	United States	77920341	1/26/2010	3906634	1/18/2011	REGISTERED	Numerex Corp
NUMEREX DNA DEVICE NETWORK APPLICATION	United States	77917829	1/22/2010	3840747	8/31/2010	REGISTERED	Numerex Corp

V-NOTIFY	United States	77084419	1/17/2007	3333730	11/13/2007	REGISTERED	Numerex Corp
E-NOTIFY	United States	77084414	1/17/2007	3403769	3/25/2008	REGISTERED	Numerex Corp
ORBITRAX	United States	77004275	9/21/2006	3264104	7/17/2007	REGISTERED	Numerex Corp
CELLEMETRY	United States	74493789	2/23/1994	2004693	10/1/1996	REGISTERED	Numerex Corp
DCX	United States	74437904	9/20/1993	1941980	12/19/1995	REGISTERED	Numerex Corp
DERIVED CHANNEL MULTIPLEX	United States	74437859	9/20/1993	1937727	11/28/1995	REGISTERED	Numerex Corp
UPLINK REMOTE	United States	86187670	2/7/2014	4677682	1/27/2015	REGISTERED	Uplink Security, LLC
UPLINK GPS	United States	85818059	1/8/2013	4546091	6/10/2014	REGISTERED	Uplink Security, LLC
U-TRAC BY UPLINK	United States	77759381	6/15/2009	3826255	7/27/2010	REGISTERED	Uplink Security, LLC

3.	Copyrights

None.

4.	Internet Domains

alzcomfortzone.com
comfortzonecheckin.com
lbsdeveloper.com
lbsdevelopment.com
lbsgateway.com
lbsplatform.com
lbsprofessionalservices.com
lbsproserve.com
m2mwirelessdevices.com
omnilink.com
omnilinkalert.com

omnilinkalerts.com
omnilinkfocalpoint.com
omnilinkfocalpt.com
omnilinkfpt.com
omnilinkjs.com
omnilinkjudicial.com
omnilinksafereturn.com
omnilinksafereturns.com
omnilinksoftware.com
omnilinksys.com
omnilinksystems.com
omnilinkve.com
omnilinkvirtualearth.com
tscgateway.com
tscgateway.net
universaltracker.com
virtualearthconsulting.com
virtualearthdevelopment.com
virtualearthps.com
ACCUTRAX.COM
ACCUTRAX.INFO
ACCUTRAX.MOBI
ACCUTRAX.US
ACCUTRAXLIVE.COM
ACCUTRAXLIVE.NET
ACCUTRAXONLINE.NET
ACCUTRAXWEB.COM
ACCUTRAXWEB.NET
FELIX-DATA.COM
FELIXADMIN.COM
FELIXCONTROL.COM
FELIXLITE.COM
FELIXLITE.NET
FELIXLIVE.COM
FELIXLIVE.NET
FELIXLOGISTICS.COM
FELIXMANAGER.COM
FELIXMAPPING.COM
FELIXMOBILE.COM
FELIXMOBILE.NET
FELIXTAV.COM

FELIXTPM.COM
FELIXTRACKING.COM
FELIXVIEW.COM
G-RFID.COM
G-RFID.INFO
G-RFID.NET
G-RFID.ORG
G-RFID.US
I-FELIX.COM
MYACCUTRAX.COM
MYACCUTRAX.NET
MYGLOBALTRACKING.COM
MYGLOBALTRACKING.NET
SATELLITE-RFID.COM
SATELLITE-RFID.INFO
SATELLITE-RFID.NET
SATELLITE-RFID.ORG
SATELLITE-RFID.US
NUMEREXDNA.COM
NUMEREXFAST.COM
UBLIP.COM
I3GCORP.COM
4GSUNRISE.COM
accelaview.info
accelaview.net
accelaview.us
accelaviewblog.com
accelaviewdriver.com
accelaviewdriver.info
accelaviewdriver.net
accelaviewdriver.us
accelaviewfleet.com
accelaviewfleet.info
accelaviewfleet.net
accelaviewfleet.us
accelaviewonline.com
accelaviewshop.com
accelaviewstore.com
ACCUTAV.BIZ
ACCUTAV.COM
ACCUTAV.INFO

ACCUTAV.MOBI
ACCUTAV.NET
ACCUTAV.ORG
ACCUTAV.US
ACTIVATEUPLINK.COM
AIRDESK.NET
AIRDESKWIRELESS.COM
ALARMLOGIN.COM
ALARMLOGIN.NET
ALARMLOGIN.US
ASKUPLINK.COM
CELLEMETRY.COM
CELLEMETRY.NET
CELLEMETRY.ORG
CELLEMETRYAPPS.COM
CPNFORUM.COM
DCXSYS.COM
DIGILOG.COM
FAST-SCO.COM
FAST-UPLINK.COM
FASTRACKFLEET.COM
FASTRACKMOBILE.COM
FASTRACKXPRESS.COM
FTFLEET.COM
GOUPLINK.NET
GPRSXPRESS.COM
M2MEXCHANGE.NET
M2MEXCHANGE.ORG
M2MXCHANGE.COM
M2MXCHANGE.NET
M2MXCHANGE.ORG
MBLGPS.COM
myaccelaview.com
MYALARM.INFO
MYMOBILEFASTRACK.COM
MYMOBILEGUARDIAN.COM
MYMOBILEGUARDIAN.NET
MYUPLINKCONNECT.COM
MYUPLINKGPS.COM
MYUPLINKINTERACTIVE.COM
MYUPLINKMOBILE.COM

MYUPLINKREMOTE.COM
MYUPLINKSECURITY.COM
MYWIRELESSCONNECTIONS.COM
MYWIRELESSCONNECTIONS.NET
NEXTALARM.COM
NEXTALARM.INFO
NEXTALARM.NET
NEXTALARM.ORG
NEXTALARM.US
NEXTVIEWCAM.COM
NMRX.COM
NMRX.NET
NMRX.ORG
NUMEREX-IOT.COM
NUMEREX.COM
NUMEREX.NET
NUMEREX.ORG
NUMEREXCELLPASS.COM
NUMEREXCLOUDPASS.COM
NUMEREXCOMMPASS.COM
NUMEREXCOMPASS.COM
NUMEREXCONNECTPASS.COM
NUMEREXCORP.COM
NUMEREXCORP.NET
NUMEREXDATAPASS.COM
NUMEREXFASTPASS.COM
NUMEREXFASTRACK.COM
NUMEREXFLEX.COM
NUMEREXM2MSOLUTIONS.COM
NUMEREXMEXICO.COM
NUMEREXMOBILE.COM
NUMEREXPASSPORT.COM
NUMEREXPRESS.COM
NUMEREXSOLUTIONS.COM
NUMEREXSOLUTIONS.NET
NUMEREXVENDING.COM
NUMEREXVENDING.NET
NUMEREXWORLDPASS.COM
ONEHOURSECURITY.COM
ORBIT-ONE.COM
PORTABLEM2M.COM

PORTABLEM2M.NET
PORTABLEM2M.ORG
POWEREDBYNUMEREX.COM
REMOTEARM.ME
SATELLITEFLEX.COM
SATELLITEHERO.COM
SMARTDATADELIVERED.BIZ
SMARTDATADELIVERED.COM
SMARTDATADELIVERED.INFO
SMARTDATADELIVERED.MOBI
SMARTDATADELIVERED.NET
SMARTDATADELIVERED.ORG
SMARTDATADELIVERED.US
U-TARQCARGO.NET
U-TRAQ.COM
U-TRAQ.NET
U-TRAQASSETS.COM
U-TRAQASSETS.NET
U-TRAQAUTO.COM
U-TRAQAUTO.NET
U-TRAQAUTOPRO.COM
U-TRAQAUTOPRO.NET
U-TRAQCARGO.COM
U-TRAQFLEET.COM
U-TRAQFLEET.NET
U-TRAQMINI.COM
U-TRAQMINI.NET
U-TRAQMINIC.COM
U-TRAQMINIC.NET
U-TRAQPETS.COM
U-TRAQPETS.NET
UPLINK.COM
UPLINK2GIG.COM
UPLINKBILLING.COM
UPLINKCONNECT.COM
UPLINKGPS.COM
UPLINKINTERACTIVE.COM
UPLINKREMOTE.COM
UPLINKSECURITY.COM
UPLINKTRACKER.COM
UPLINKTRACKER.NET

UPLINKTRACKING.COM
UPLINKTRACKING.NET
UTRAQAUTO.COM
UTRAQAUTO.NET
UTRAQCARGO.COM
UTRAQCARGO.NET
UTRAQFLEET.COM
UTRAQFLEET.NET
UTRAQNOW.COM
UTRAQNOW.NET
UTRAQPETS.COM
UTRAQPETS.NET
VENDMONITOR.COM
VENDMONITOR.NET
VENDVIEW.COM
VENDVIEW.NET
VOIP-ALARM.CO
VOIPALARM.CO
VOIPALARM.COM
NMRXALERTS.com

5.	IP Licenses

Settlement Agreement effective July 16, 2010 by and between Satellite Tracking of People, LLC and Michelle Enterprises, LLC and Omnilink Systems Inc.

Supplemental Settlement Agreement effective May 19, 2014 by and between Satellite Tracking of People, LLC and Omnilink Systems Inc.

SCHEDULE 3.19

VENTURES, SUBSIDIARIES, AND AFFILIATES; OUTSTANDING STOCK

Issuer	Type of Organization	# of Shares Owned	Total Shares Outstanding	Owner	Certificate No. (if uncertificated, please indicate so)	Par Value (if any)
uBlip, Inc.	Georgia Corp.	1,000	1,000	Numerex Corp.	1	None
Omnilink Systems Inc.	Delaware Corp	10	10	Numerex Corp.	1	$0.01
Telemetry Services Corporation	Delaware Corp	100,000	100,000	Omnilink Systems Inc.	1	$0.0001
Cellemetry LLC	Delaware LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
CELLEMETRY SERVICES, LLC	Georgia LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
Numerex Government Services LLC	Georgia LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
NUMEREX SOLUTIONS, LLC	Delaware LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
Orbit One Communications, LLC	Georgia LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A
Uplink Security, LLC	Georgia LLC	100%	N/A	Cellemetry LLC	Uncertificated	N/A
NextAlarm, LLC	Georgia LLC	100%	N/A	Numerex Corp.	Uncertificated	N/A

Numerex Corp. also owns 100% of DCX Systems Australia PTY Ltd., an Australian Entity. Numerex Corp’s ownership interest in this entity is uncertificated. Omnilink Systems Inc. also owns 100% of Omnilink Systems Pvt Ltd, an Indian entity that is in the process of dissolution. Omnilink Systems Inc.’s ownership interest in this subsidiary is uncertificated.

Joint Ventures, Partnerships and Affiliations:

None.

Pre-emptive or other outstanding rights to purchase, options, warrants or similar rights or agreements:

Kenneth Rainin Foundation holds a warrant to purchase 125,000 Common Shares of the Company.

Options and Restricted Stock Units granted under the 2014 Long Term Incentive Plan

Options and Restricted Stock Units granted under the 2011 Long Term Incentive Plan

SCHEDULE 3.20

JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE

Legal Name	Jurisdiction of Organization	Organizational Identification Number	Location of Chief Executive Office or Sole Place of Business
Numerex Corp.	PA	2569500	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
Cellemetry LLC	DE	2896495	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
CELLEMETRY SERVICES, LLC	GA	0506174	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
NextAlarm, LLC	GA	12079521	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
Numerex Government Services LLC	GA	09063449	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
NUMEREX SOLUTIONS, LLC	DE	3361359	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
Orbit One Communications, LLC	GA	07061836	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
uBlip, Inc.	GA	08077547	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
Uplink Security, LLC	GA	08096034	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
Omnilink Systems Inc.	DE	3840422	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339
Telemetry Services Corporation	DE	4012995	400 Interstate North Parkway, Suite 1350 Atlanta, GA 30339

SCHEDULE 3.21

LOCATIONS OF INVENTORY, EQUIPMENT AND BOOKS AND RECORDS (UPDATED)

Locations of Inventory and Equipment

400 Interstate North Parkway SE, Suite 1350 Atlanta, GA 30339	1210 Roosevelt St., Suite 200 Edmond, OK 73034
8144 Walnut Hill Lane Suite 310 Dallas, TX 75231	1095 Windward Ridge Building 300, Ste. 160 Alpharetta, GA 30005
5900 Windward Parkway #200 Alpharetta, GA 30005	275 S. Main Street, Suite 2CC Doylestown, PA 18902
Encompass Supply Chain Solutions, Inc. 775 Tipton Industrial Drive, Suite D Lawrenceville, GA 30046 (third party logistics)	IntegraCore, LLC 7280 Oakley Industrial Boulevard Fairburn, GA 30213 (third party logistics)
Telegent EMS LLC 102 Technology Way Havana, FL 32333 (third party manufacturer)	Morey Corp. 100 Morey Drive Woodridge, IL 60517 (third party manufacturer)
Catcon Products, Inc. 7709 Sand Street Fort Worth, TX 76118 (third party manufacturer)	Amware Logistic Services 4505 Newpoint Place Lawrenceville, GA 30043
Vital Support 5515 Nobel Drive Fitchburg, WI 53711 (data center)	AT&T 375 Riverside Parkway Lithia Springs, GA 30122 (data center)

Location of Books and Records for all entities

400 Interstate North Parkway SE, Suite 1350
Atlanta, GA 30339